UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): November 26, 2018
CVR ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33492 (Commission File Number)	61-1512186 (I.R.S. Employer Identification Number)
2277 Plaza Drive, Suite 500 Sugar Land, Texas 77479 (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (281) 207-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

CVR Energy, Inc. (“CVI”) previously disclosed that, while there could be no assurance regarding the future, CVI, as owner of CVR Refining GP, LLC (the “General Partner”), the general partner of CVR Refining, LP (“CVRR”), and its affiliates had no current plans to exercise the call right provided in CVRR’s Amended and Restated Agreement of Limited Partnership (the "Limited Partnership Agreement"). On November 26, 2018, the Board of Directors (the “Board”) of CVI determined that, in light of current conditions, CVI should consider exercising this call right. Though CVI is now contemplating exercising the call right, there can be no assurance that CVI will exercise the call right or as to the timing of any such exercise.

As more fully described in CVRR’s filings with the Securities and Exchange Commission, CVI’s ownership of the General Partner gives CVI the right to call and purchase all of CVRR’s common units (other than common units held by the General Partner and its affiliates) at a formula price provided for in the Limited Partnership Agreement, if the General Partner and its affiliates own more than 80% in the aggregate of the outstanding common units of CVRR. While the General Partner and its affiliates currently own more than 80% in the aggregate of the outstanding common units of CVRR, any exercise of this call right would be subject to the approval of the Board. The purchase price per unit for the call right would be equal to the greater of (x) the average of the daily closing prices per CVRR common unit for the 20 consecutive trading days immediately prior to the date three days prior to the date that a notice of election to purchase is mailed or (y) the highest price paid by the General Partner or any of its affiliates for any such CVRR common units during the 90-day period preceding the mailing of such notice of election to purchase. Neither the General Partner nor any of its affiliates have purchased CVRR common units during the 90-day period preceding the filing of this Current Report on Form 8-K.

The information provided in Item 7.01 is being "furnished" and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor is it deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated by reference. The furnishing of information in this report is not intended to, and does not, constitute a determination or admission by CVI or CVRR that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of CVI, CVRR or any of their affiliates.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 26, 2018

CVR Energy, Inc.

By:	/s/ Tracy D. Jackson
Tracy D. Jackson,
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)